MARSHALL FUNDS, INC.
Marshall Intermediate Bond Fund
Marshall Short-Term Income Fund

Supplement to Class A Shares Prospectus and Class Y Shares Prospectus dated October 31, 2001
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Under the  section  entitled  "Marshall  Funds,  Inc.  Information  -  Portfolio
Managers",  please  delete the  biography  of Mark  Pittman in its  entirety and
replace  the  portfolio   manager  listing  for  the  Government   Income  Fund,
Intermediate Bond Fund, Short-Term Income Fund and the Money Market Fund with the following:

The GOVERNMENT INCOME FUND and, as of November 2001, the INTERMEDIATE BOND FUND are managed by Jason D. Weiner. Mr. Weiner, Vice President, joined the Adviser in 1993. Since 1994, he has been a portfolio analyst on the Short-Term Income Fund and the Intermediate Bond Fund as well as a portfolio analyst for short-term and intermediate advisory portfolios for institutional clients. Mr. Weiner, who is a Chartered Financial Analyst, received his B.S. degree in Finance and International Business from Marquette University.

The MONEY MARKET FUND and, as of November 2001, SHORT-TERM INCOME FUND are managed by Richard M. Rokus, who is a vice president of the Adviser. Mr. Rokus has managed the MONEY MARKET FUND since January 1, 1994, and has been employed by the Adviser since January 1993. Mr. Rokus is a chartered Financial Analyst, and holds a B.B.A. in Finance from the University of Wisconsin-Whitewater.




                                                      November 29, 2001












Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, WI  53201-1348
1-800-580-FUND (3863) (Class A)
414-287-8555 or 800-236-FUND (3863) (ClassY)
Internet address:  http://www.marshallfunds.com
TDD:  Speech and Hearing Impaired Services
1-800-209-3520
Cusip 572353720
Cusip 572353605

26962 (11/01)
521241